
THE MAIN
66

Fiscal Third Quarter 2025 Results Conference Call

April 24, 2025

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs;; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Third Quarter 2025 Results

Revenue driven by 15% Display Solutions organic growth; backlog increased 15% on strong order intake

Sales growth of 22% despite extreme fluctuations in customer project schedules and overall demand levels

Strength in Display Solutions driven by continued Refueling / C-Store momentum, demand resumption in Grocery

Grocery vertical realized over 20% growth in the quarter, with demand balanced across multiple customers

Strong commercial execution despite customer and macro volatility

Q3FY25 sales 22% above PY driven by strong performance in Refueling / C-Store, grocery, and contribution from acquisitions. Display Solutions' organic sales increased 15% due to ongoing strength in Refueling / C-Store and continued rebound in grocery.

Adjusted EBITDA increased modestly; Margins reflect transitory impacts to Display Solutions

Margins reflect transitory impacts to Display Solutions driven by rapid increase in demand, high levels of customer schedule changes, and y/t/y addition of EMI; Lighting margins improved.

Purpose built supply chain ensures product availability and on-time delivery

We continue to closely mange our supply chain and respond to tariff activity, adjusting selling prices and inventory levels as required. With most of our sourcing and manufacturing US based, we expect no disruption to customer service.

Lighting experienced significant rebound in project order activity, driving 18% backlog growth

Increased order levels generated a book-to-bill ratio of 1.13x for Lighting, driven by a considerable number of outstanding larger project quotes converting to orders.

Display Solutions growth broad-based across multiple verticals, order activity stable at elevated levels

Organic growth led by strength in Refueling / C-Store vertical and the resumption of demand in the Grocery; exited the quarter with a strong Display backlog and a book-to-bill of 1.0.

Executing on *Fast Forward* value creation initiative

Vertical market strategy continues to focus on organic & complementary inorganic growth, including the fiscal third quarter acquisition of Canada's Best Holding.

CONSOLIDATED FINANCIAL RESULTS

Integrated, Solutions-Based Offering Gaining Momentum in Targeted Vertical Markets

Key Vertical Markets driving solid sales and order performance

Display Solutions generated 15% organic sales growth, supported by increased sales across multiple vertical markets; order activity remains stable at elevated levels

Lighting sales were below PY due to fewer large projects; however, improved order activity resulted in 18% backlog growth

Margin realization unfavorably impacted by volume ramp and volatility in Display Solutions project scheduling, and EMI mix impact

Total Net Sales ($M)



$108.2
$132.5
Q3FY24
Q3FY25

Operating Income ($M)



9.3%
7.3%
$7.7
$10.0
$6.2
$9.7
Q3FY24
Q3FY25
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)



6.6%
4.8%
$5.4
$7.1
$3.9
$6.3
Q3FY24
Q3FY25
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)



10.4%
8.5%
$11.2
$11.3
Q3FY24
Q3FY25
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Continued Momentum Across Vertical Markets, Grocery Rebound Drive Strong Growth

- Display Solutions sales increased 70%, with 15% organic sales growth. Refueling / C-Store +60% driven by several major programs, Grocery +20%
- EMI continued to perform well generating proforma sales growth; Canada's Best further expands geographic reach and vertical market focus
- Display Solutions segment orders activity stable at elevated level, B-to-B of 1.0x
- Operations team managed an extremely volatile customer scheduling period, a competency recognized by our customers. Schedules are stabilizing, and improved efficiency and margins are projected moving forward

Display Solutions Segment Sales ($M)


$43.3
$73.5
Q3FY24
Q3FY25

Display Solutions Segment Adj. Gross Margin ($M)


22.6%
17.0%
$9.8
$12.5
Q3FY24
Q3FY25
% Sales

Display Solutions Segment Adj. Op. Income ($M)


11.7%
7.7%
$5.1
$5.6
Q3FY24
Q3FY25
% Sales

Display Solutions Segment Adjusted EBITDA ($M)


12.6%
8.8%
$5.5
$6.5
Q3FY24
Q3FY25
% Sales

LIGHTING SEGMENT UPDATE

Large Project Quotes Convert to Orders; Margins Remain Healthy; Backlog +18% Versus PY

- Lighting segment sales down y/y given lower large project shipment activity
- Increased order levels generated a B-to-B ratio of 1.13, driven by larger project quotes converting to orders
- Exit fiscal Q3 ending backlog 18% above PY
- Operating margin expanded 110 basis, driven by increased mix of higher value applications, stable pricing and lower costs
- Supply chain built to ensure product availability. Actions taken to manage any tariff impact



Lighting Segment Sales ($M)
$64.9
$59.0
Q3FY24
Q3FY25



Lighting Segment Adj. Gross Margin ($M)
33.2%
34.6%
$21.6
$20.4
Q3FY24
Q3FY25
% Sales



Lighting Segment Adj. Operating Income ($M)
12.2%
13.3%
$7.9
$7.8
Q3FY24
Q3FY25
% Sales



Lighting Segment Adjusted EBITDA ($M)
13.4%
14.4%
$8.7
$8.5
Q3FY24
Q3FY25
% Sales

STRONG BALANCE SHEET; CONSISTENT CASH GENERATION

Allocating Free Cash Generation Toward Debt Reduction, High-Return Investments

Generated free cash flow of $4.7 million; TTM free cash flow through Q3FY25 of $35 million

Net debt $51 million in Q3FY25, reflecting Canada's Best acquisition; net leverage ratio of 1.0x at 3/31/25 provides ample financial flexibility

Expect to quickly de-lever throughout CY25; Long-term capital deployment priorities continue to focus on reinvestment in the core business, together with opportunistic acquisition of complementary assets that support our *Fast Forward* strategy

Free Cash Flow ($M)[1]


$11.2
$10.3
$11.1
$8.8
$4.7
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

TTM Free Cash Flow ($M)[1]


$43.3
$38.0
$39.9
$41.4
$35.0
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Net Debt Outstanding ($M)[2]


$9.2
Net Leverage
0.2x
$50.1
Net Leverage
1.0x
EMI Acquisition
$40.7
Net Leverage
0.8x
$33.5
Net Leverage
0.6x
$51.1
Net Leverage
1.0x
Canada's Best Acquisition
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA

DISCIPLINED WORKING CAPITAL MANAGEMENT

Continue to Align Inventory Levels with Anticipated Demand Conditions Entering 2H FY25

- Disciplined working capital management supporting strong free cash generation
- Comparable (excl. EMI and Canada's Best) working capital and inventory approx. flat sequentially and to prior year
- Multiple actions have been implemented to ensure supply chain reliability, as well as offsetting any tariff impacts, all while opportunistically leveraging our domestic manufacturing capabilities in the market

Total Working Capital ($M)



$77.2
$83.3
$86.8
$84.9
$96.3
EMI Acquisition
Canada's Best Acquisition
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Total Inventory ($M)



$60.3
$70.9
$71.3
$69.4
$74.5
EMI Acquisition
Canada's Best Acquisition
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending March 31, 2024, and March 31, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

NON-GAAP RECONCILIATION

LSI Industries	Q3 2024	Q3 2025
Net Sales	108,186	132,481
Gross Margin	31,210	32,843
Lease expense on the step-up basis of acquired leases		67
Severance costs/Restructuring costs	130	-
Adjusted Gross Margin	**31,340**	**32,910**
Adjusted Gross Margin %	29.0%	24.8%

[redacted]

Lighting Segment	Q3 2024	Q3 2025
Net Sales	64,881	58,967
Gross Margin	21,564	20,384
Severance costs/Restructuring costs	-	-
Adjusted Gross Margin	**21,564**	**20,384**
Adjusted Gross Margin %	**33.2%**	**34.6%**

Display Solutions Segment	Q3 2024	Q3 2025
Net Sales	43,305	73,514
Gross Margin	9,645	12,457
Lease expense on the step-up basis of acquired leases		67
Severance costs/Restructuring costs	130	-
Adjusted Gross Margin	**9,775**	**12,524**
Adjusted Gross Margin %	**22.6%**	**17.0%**

NON-GAAP RECONCILIATION

LSI Industries	Q3 2024	Q3 2025
Net Sales	**108,186**	**132,481**
Operating Income	**7,660**	**6,235**
Consulting expense: commercial growth initiatives	-	-
Acquisition Costs	-	774
Amortization expense of acquired intangible assets	1,189	1,465
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	142	-
Long-term performance based compensation	1,021	1,116
Adjusted Operating Income	**10,012**	**9,657**
Adjusted Operating %		**7.3%**
Depreciation expense	1,225	1,597
Adjusted EBITDA	**11,237**	**11,254**
Adjusted EBITDA %	**10.4%**	**8.5%**

Lighting Segment	Q3 2024	Q3 2025
Net Sales	**64,881**	**58,967**
Operating Income	**7,268**	**7,154**
Amortization expense of acquired intangible assets	603	603
Severance costs/Restructuring costs	12	-
Long-term performance based compensation	43	78
Adjusted Operating Income	**7,926**	**7,835**
Adjusted Operating %	**12.2%**	**13.3%**
Depreciation expense	739	681
Adjusted EBITDA	**8,665**	**8,516**
Adjusted EBITDA %	**13.4%**	**14.4%**

Display Solutions Segment	Q3 2024	Q3 2025
Net Sales	**43,305**	**73,514**
Operating Income	**4,070**	**4,510**
Amortization expense of acquired intangible assets	587	862
Lease expense on the step-up basis of acquired leases	-	67
Severance costs/Restructuring costs	130	-
Long-term performance based compensation	283	193
Adjusted Operating Income	**5,070**	**5,632**
Adjusted Operating %	**11.7%**	**7.7%**
Depreciation expense	394	832
Adjusted EBITDA	**5,464**	**6,464**
Adjusted EBITDA %	**12.6%**	**8.8%**

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

LSI Industries	Q1 2024	Diluted EPS	Q2 2024	Diluted EPS	Q3 2024	Diluted EPS	Q4 2024	Diluted EPS
Net Income Reported	$ 8,028	$ 0.27	$ 5,906	$ 0.20	$ 5,375	$ 0.18	$ 5,668	$ 0.19
Acquisition costs	-	-	-	-	-	-	722	0.02
Consulting expense: commercial growth initiatives	13	-	-	-	-	-	-	-
Amortization expense of acquired intangible assets	870	0.03	885	0.03	888	0.03	1,028	0.04
Lease expense on the step-up basis of acquired leases	-	-	-	-	-	-	-	-
Severance costs/Restructuring costs	256	0.01	34	-	101	-	5	-
Long-term performance based compensation	974	0.03	625	0.02	767	0.03	906	0.03
Tax rate difference between reported and adjusted net income	(531)	(0.02)	(201)	(0.01)	-		(25)	-
Net Income Adjusted	$ 9,610	$ 0.32	$ 7,249	$ 0.24	$ 7,131	$ 0.24	$ 8,304	$ 0.28
Adjusted Net Income %	7.8%		6.7%		6.6%		6.4%	

LSI Industries	Q1 2025	Diluted EPS	Q2 2025	Diluted EPS	Q3 2025	Diluted EPS
Net Income Reported	$ 6,682	$ 0.22	$ 5,647	$ 0.18	$ 3,883	$ 0.13
Acquisition costs	36	-	-	-	577	0.02
Consulting expense: commercial growth initiatives	-	-	62	-	-	-
Amortization expense of acquired intangible assets	1,042	0.03	1,090	0.04	1,128	0.04
Lease expense on the step-up basis of acquired leases	50	-	53	-	52	-
Severance costs/Restructuring costs	45	-	-	-	-	-
Long-term performance based compensation	881	0.03	1,294	0.04	879	0.02
Tax rate difference between reported and adjusted net income	(755)	(0.02)	(150)	-	(188)	(0.01)
Net Income Adjusted	$ 7,981	$ 0.26	$ 7,996	$ 0.26	$ 6,331	$ 0.20
Adjusted Net Income %	5.8%		5.4%		4.8%	

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

LSI Industries		Q3 2024		Q3 2025
Net Income Reported	$	5,375	$	3,883
Income tax		2,076		1,713
Interest expense, net		134		661
Other expense (income)		75		(22)
Operating Income as Reported		7,660		6,235
Depreciation and amortization		2,415		3,062
EBITDA	$	10,075	$	9,297
Acquisition Costs		-		774
Lease expense on the step-up basis of acquired leases		-		67
Severance costs/Restructuring costs		141		-
Long-term performance based compensation		1,021		1,116
Adjusted EBITDA	$	11,237	$	11,254
Adjusted EBITDA as a percentage of Sales		10.4%		8.5%

NON-GAAP RECONCILIATION

Free Cash Flow	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Cash flow from operations	$ 12,429	$ 11,096	$ 11,846	$ 9,891	$ 5,406
Less: Capital expenditures	$ (1,277)	$ (762)	$ (759)	$ (1,066)	$ (690)
Free cash flow	$ 11,152	$ 10,334	$ 11,087	$ 8,825	$ 4,716

Net Debt Outstanding and Leverage Ratio	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Total debt	16,354	54,229	47,689	38,186	55,360
Less: cash	(7,175)	(4,110)	(6,969)	(4,712)	(4,301)
Net debt	$ 9,179	$ 50,119	$ 40,720	$ 33,474	$ 51,059
Adjusted EBITDA - trailing twelve months	$ 51,496	$ 51,436	$ 49,770	$ 52,006	$ 52,024
Net leverage ratio	0.2	1.0	0.8	0.6	1.0

Organic compared to Inorganic Sales	Q3 2024	Q3 2025	% Variance
Lighting Segment	$ 64,881	$ 58,967	-9%
Display Solutions Segment			
- Comparable Display Solutions Sales	$ 43,305	$ 49,728	15%
- EMI	-	$ 22,417	
- Canada's Best	$ -	$ 1,369	
Total Display Solutions Sales	$ 43,305	$ 73,514	70%
Total net sales	**$108,186**	**$132,481**	**22%**
Less:			
EMI	-	22,417	-
Canada's Best	-	1,369	-
Total organic net sales	**$108,186**	**$108,695**	-


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LSI Investor Relations